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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Inland American Real Estate Trust, Inc.:

We consent to the use of our report included herein and to the reference to our firm as experts under the heading "Independent Registered Public Accounting Firm" in the Amendment No. 1 to the Registration Statement on Form S-11.

(signed) KPMG LLP


Chicago, Illinois
April 15, 2005